Exhibit 99.1

NV5 ANNOUNCES STRONG FOURTH QUARTER AND FULL YEAR 2019 RESULTS

 Hollywood, FL – February 26, 2020 – NV5 Global, Inc. (Nasdaq: NVEE) (“NV5” or the “Company”), a provider of professional and technical engineering and consulting solutions, today reported financial results for the fourth quarter and year ended December 28, 2019.

“2019 was another strong year for NV5 delivering annual gross revenue and Adjusted EBITDA growth. We are pleased with the performance and integration of the nine acquisitions completed in 2019, including the Quantum Spatial ("QSI") acquisition that was made in late December. We are particularly excited about Quantum Spatial’s performance and the growth prospects of our geospatial solutions business,” said Dickerson Wright, PE, Chairman and CEO of NV5. “We are pleased that the delayed large liquefied natural gas project contract and our North Carolina Department of Transportation projects that impacted our financial performance in the second half of 2019 are moving forward this month. Additionally, the issues related to initial set-up of project contracts in our project management system and adequate documentation to support the analysis of certain percentage of completion projects, have been addressed and remediated as of December 28, 2019. We expect that the performance of our core business will continue to be strong in 2020, and we are well-positioned for another successful year.”

Fourth Quarter 2019 Financial Highlights

•
Total Revenues for the fourth quarter of 2019 were $133.8 million from $116.1 million in the fourth quarter of 2018. Gross Revenues - GAAP for the fourth quarter of 2019 were $132.6 million from $115.3 million in the fourth quarter of 2018. QSI had revenues in the month of December 2019 of $13.3 million. The acquisition closed on December 20, 2019, which was later in the month than originally anticipated and coincided with the holiday week. As a result, during the period that we owned QSI in 2019, gross revenues were $1.4 million.

•	Net Revenues for the quarter were $104.3 million from $88.5 million in the fourth quarter of 2018.

•
Adjusted EBITDA for the fourth quarter 2019, excluding stock compensation and acquisition-related costs, was $17.9 million, an increase from $16.4 million in the fourth quarter of 2018, after excluding a $1.5 million reversal of 401K accruals in the fourth quarter of 2018.

•	Net income for the fourth quarter of 2019 was $3.6 million from $7.7 million in the fourth quarter of 2018.

•	GAAP EPS was $0.28 per share in the fourth quarter of 2019 from $0.62 per share in the fourth quarter of 2018.

•
Adjusted EPS in the fourth quarter of 2019 was $0.64 per share from $0.91 in the fourth quarter of 2018. Excluding non-recurring income tax adjustments in the fourth quarter of 2019, Adjusted EPS was $0.69.

•	Cash flows from operating activities increased to $18.3 million for 2019 from $17.4 million in 2018.

Full Year 2019 Financial Highlights

•	Total Revenues for 2019 were $512.9 million from $422.1 million in 2018. Gross Revenues - GAAP for 2019 were $508.9 million from $418.1 million in 2018.

•	Net Revenues for 2019 were $398.4 million from $334.3 million in 2018.

•	Adjusted EBITDA in 2019 was $68.6 million from $59.8 million in 2018.

•	Net income for the year was $23.8 million from $26.9 million in 2018.

•	GAAP EPS in 2019 was $1.90 per share (based on 12,513,034 diluted shares outstanding) from $2.33 per share (based on 11,506,466 diluted shares outstanding) in 2018.

•	Adjusted EPS for 2019 was $3.19 per share (based on 12,513,034 diluted shares outstanding) from $3.24 in 2018 (based on 11,506,466 diluted shares outstanding).

•	Cash flows from operating activities increased to $39.9 million for 2019 from $35.0 million in 2018.

2020 Outlook

As previously communicated by the Company on January 7, 2020, the Company expects Gross Revenues to range from $700 million to $730 million and full year 2020 Adjusted EPS to range from $4.38 per share to $4.90 per share, an increase of 37% to 54% over 2019 Adjusted EPS of $3.19 per share.

Use of Non-GAAP Financial Measures

Total Revenues and Net Revenues are not measures of financial performance under U.S. generally accepted accounting principles (“GAAP”). Gross Revenues - GAAP include sub-consultant costs and other direct costs, which are generally pass-through costs. Furthermore, Gross Revenues - GAAP eliminates intercompany revenues where the Company performed the service in lieu of utilizing third-party sub-consultants. The Company believes that Total Revenues and Net Revenues, which are non-GAAP financial measures commonly used in our industry, provide a meaningful perspective on our business results. A reconciliation of Gross Revenues as reported in accordance with GAAP to Total Revenues and Net Revenues is provided at the end of this news release.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is not a measure of financial performance under GAAP. Adjusted EBITDA reflects adjustments to EBITDA to eliminate stock-based compensation expense and acquisition-related costs. Management believes Adjusted EBITDA, in addition to operating profit, Net Income and other GAAP measures, is a useful indicator of our financial and operating performance and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. A reconciliation of Net Income, as reported in accordance with GAAP, to Adjusted EBITDA is provided at the end of this news release.

Adjusted earnings per diluted share (“Adjusted EPS”) is not a measure of financial performance under GAAP. Adjusted EPS reflects adjustments to reported diluted earnings per share (“GAAP EPS”) to eliminate amortization expense of intangible assets from acquisitions, net of tax benefits. As we continue our acquisition strategy, the growth in Adjusted EPS will likely increase at a greater rate than GAAP EPS. A reconciliation of GAAP EPS to Adjusted EPS is provided at the end of this news release.

Our definition of Total Revenues, Net Revenues, Adjusted EBITDA and Adjusted EPS may differ from other companies reporting similarly named measures. These measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP, such as Gross Revenues, Net Income and Diluted Earnings per Share.

Conference Call

NV5 will host a conference call to discuss its fourth quarter 2019 financial results at 4:30 p.m. (Eastern Time) on February 26, 2020. The accompanying presentation for the call is available by visiting http://ir.nv5.com.

Date:    Wednesday, February 26, 2020
Time:    4:30 p.m. Eastern
Toll-free dial-in number:    +1 844-348-6875
International dial-in number:    +1 509-844-0152
Conference ID:    9378304
Webcast:    http://ir.nv5.com

Please dial-in at least 5-10 minutes prior to the start time in order for the operator to log your name and connect you to the conference.

The conference call will be webcast live and available for replay via the “Investors” section of the NV5 website.

About NV5

NV5 Global, Inc. (NASDAQ: NVEE) is a provider of professional and technical engineering and consulting solutions ranked #34 on the Engineering News-Record’s Top 500 Design Firms list. NV5 serves public and private sector clients in the infrastructure, energy, construction, real estate and environmental markets. NV5 primarily focuses on six business verticals: construction quality assurance, infrastructure engineering and support services, energy, program management, environmental solutions, and geospatial solutions. The Company operates out of more than 115 locations worldwide. For additional information, please visit the Company’s website at www.NV5.com. Also visit the Company on Twitter, LinkedIn, Facebook, and Vimeo.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release and on the conference call. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. All forward-looking statements are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such statements, except as required by law.

Investor Relations Contact

NV5 Global, Inc.
Jack Cochran
Vice President, Marketing & Investor Relations
Tel: +1-954-637-8048
Email: ir@nv5.com

Source: NV5 Global, Inc.

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(Unaudited)

	December 28, 2019	December 29, 2018
Assets
Current assets:
Cash and cash equivalents	$31,825	$40,739
Billed receivables, net	131,041	98,324
Unbilled receivables, net	79,428	43,411
Prepaid expenses and other current assets	8,906	2,582
Total current assets	251,200	185,056
Property and equipment, net	25,733	11,677
Right-of-use lease assets, net	46,313	—
Intangible assets, net	255,961	99,756
Goodwill	309,216	140,930
Other assets	4,714	2,002
Total Assets	$893,137	$439,421

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$36,116	$22,588
Accrued liabilities	47,432	20,853
Income taxes payable	—	2,697
Billings in excess of costs and estimated earnings on uncompleted contracts	3,303	7,625
Client deposits	221	208
Current portion of contingent consideration	1,954	1,845
Current portion of notes payable and other obligations	25,332	17,139
Total current liabilities	114,358	72,955
Contingent consideration, less current portion	2,048	2,853
Long-term lease liabilities	34,573	—
Notes payable and other obligations, less current portion	332,854	29,847
Deferred income tax liabilities, net	53,341	16,224
Total liabilities	537,174	121,879

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 45,000,000 shares authorized, 12,852,357 and 12,550,711 shares issued and outstanding as of December 28, 2019 and December 29, 2018, respectively	129	126
Additional paid-in capital	251,187	236,525
Retained earnings	104,647	80,891
Total stockholders’ equity	355,963	317,542
Total liabilities and stockholders’ equity	$893,137	$439,421

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF NET INCOME AND COMPREHENSIVE INCOME
(in thousands, except share data)
(Unaudited)

	Three Months Ended		Fiscal Years Ended
	December 28, 2019	December 29, 2018	December 28, 2019	December 29, 2018
Gross revenues	$132,598	$115,344	$508,938	$418,081

Direct costs (excluding depreciation and amortization):
Salaries and wages	39,261	34,380	153,023	132,922
Sub-consultant services	22,629	18,869	79,598	62,218
Other direct costs	5,690	7,998	30,935	21,537
Total direct costs	67,581	61,247	263,556	216,677

Gross Profit	65,017	54,097	245,382	201,404

Operating Expenses:
Salaries and wages, payroll taxes and benefits	35,126	26,099	128,558	102,221
General and administrative	11,871	8,365	42,656	31,713
Facilities and facilities related	4,737	3,849	17,145	14,401
Depreciation and amortization	6,908	5,724	25,816	17,384
Total operating expenses	58,643	44,037	214,175	165,719

Income from operations	6,374	10,060	31,207	35,685

Interest expense	(1,045)	(254)	(2,275)	(1,966)

Income before income tax expense	5,329	9,806	28,932	33,719
Income tax expense	(1,754)	(2,147)	(5,176)	(6,863)
Net Income and Comprehensive Income	$3,575	$7,659	$23,756	$26,856

Earnings per share:
Basic	$0.29	$0.64	$1.96	$2.44
Diluted	$0.28	$0.62	$1.90	$2.33

Weighted average common shares outstanding:
Basic	12,204,650	11,916,546	12,116,185	10,991,124
Diluted	12,589,800	12,418,788	12,513,034	11,506,466

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Fiscal Years Ended
	December 28, 2019	December 29, 2018
Cash Flows From Operating Activities:
Net income	$23,756	$26,856
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,816	17,384
Non-cash lease expense	9,410	—
Provision for doubtful accounts	1,239	797
Stock based compensation	10,430	6,697
Change in fair value of contingent consideration	(216)	424
Loss on disposals of property and equipment	21	26
Deferred income taxes	(6,634)	(3,585)
Amortization of debt issuance costs	131	—
Changes in operating assets and liabilities, net of impact of acquisitions:
Billed receivables	5,140	(8,662)
Unbilled receivables	(11,807)	(2,813)
Prepaid expenses and other assets	(3,599)	(109)
Accounts payable	534	398
Accrued liabilities	(7,315)	(2,984)
Income taxes payable	(2,697)	(3,405)
Billings in excess of costs and estimated earnings on uncompleted contracts	(4,322)	3,964
Deposits	13	11
Net cash provided by operating activities	39,900	34,999

Cash Flows From Investing Activities:
Cash paid for acquisitions (net of cash received from acquisitions)	(348,375)	(58,155)
Purchase of property and equipment	(2,625)	(2,203)
Net cash used in investing activities	(351,000)	(60,358)

Cash Flows From Financing Activities:
Proceeds from common stock offering	—	100,330
Proceeds from borrowings from Senior Credit Facility	330,457	—
Payments of borrowings from Senior Credit Facility	(10,000)	(36,500)
Payments on notes payable	(13,393)	(9,741)
Payments of contingent consideration	(1,202)	(728)
Payments of common stock offering costs	—	(6,861)
Proceeds from exercise of warrant	—	1,093
Payments of debt issuance costs	(3,676)	(246)
Net cash provided by financing activities	302,186	47,347

Net increase (decrease) in Cash and Cash Equivalents	(8,914)	21,988
Cash and cash equivalents – beginning of period	40,739	18,751
Cash and cash equivalents – end of period	$31,825	$40,739

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS REVENUES TO TOTAL REVENUES
(in thousands)
(Unaudited)

		Three Months Ended		Fiscal Years Ended
		December 28, 2019	December 29, 2018	December 28, 2019	December 29, 2018
Gross Revenues - GAAP		$132,598	$115,344	$508,938	$418,081
Add:	Intercompany revenues in lieu of sub-consultants	1,219	793	3,939	4,011
Total Revenues		$133,817	$116,137	$512,877	$422,092

  NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS REVENUES TO NET REVENUES
(in thousands)
   (Unaudited)

		Three Months Ended		Fiscal Years Ended
		December 28, 2019	December 29, 2018	December 28, 2019	December 29, 2018
Gross Revenues - GAAP		$132,598	$115,344	$508,938	$418,081
Less:	Sub-consultant services	(22,629)	(18,869)	(79,598)	(62,218)
	Other direct costs	(5,690)	(7,998)	(30,935)	(21,537)
Net Revenues		$104,279	$88,477	$398,405	$334,326

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in thousands)
(Unaudited)

		Three Months Ended		Fiscal Years Ended
		December 28, 2019	December 29, 2018	December 28, 2019	December 29, 2018
Net Income		$3,575	$7,659	$23,756	$26,856
Add:	Interest expense	1,045	254	2,275	1,966
	Income tax expense	1,754	2,147	5,176	6,863
	Depreciation and Amortization	6,908	5,724	25,816	17,384
	Acquisition related costs*	1,148	—	1,148	—
	Share-based compensation	3,441	2,156	10,430	6,697
Adjusted EBITDA		$17,871	$17,940	$68,601	$59,766

* Acquisition related costs were added back beginning in the fourth quarter of 2019.

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EPS TO ADJUSTED EPS
(Unaudited)

		Three Months Ended		Fiscal Years Ended
		December 28, 2019	December 29, 2018	December 28, 2019	December 29, 2018
Net Income - per diluted share		$0.28	$0.62	$1.90	$2.33
Per diluted share adjustments:
Add:	Amortization expense of intangible assets	0.41	0.36	1.64	1.14
	Acquisition-related costs	0.09	—	0.09	—
	Income tax expense	(0.14)	(0.07)	(0.44)	(0.23)
Adjusted EPS		$0.64	$0.91	$3.19	$3.24